UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2007

Archon Corporation

(Exact name of registrant as specified in its charter)

Nevada	1-9481	88-0304348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4336 Losee Road, Suite 5, North Las Vegas, Nevada	89030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 732-9120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 4, 2007, Sahara Las Vegas Corp. (the “Company”), a Nevada corporation and subsidiary of Archon Corporation, and LVTI LLC, a Delaware limited liability company (“LVTI”), entered into a fifth amendment (the “Fifth Amendment”) to the Option Agreement dated June 24, 2006 (the “Agreement”) between the Company and LVTI, as amended on September 16, 2006 (the “First Amendment”), December 15, 2006 (the “Second Amendment”), March 27, 2007 (the “Third Amendment”) and as further amended on March 30, 2007 (the “Fourth Amendment”). The Company previously disclosed the terms of the Agreement in a Current Report on Form 8-K dated June 29, 2006, the terms of the First Amendment in a Current Report on Form 8-K dated September 19, 2006, the terms of the Second Amendment in a Current Report on Form 8-K dated December 20, 2007 and the terms of the Third Amendment and the Fourth Amendment in a Current Report on Form 8-K dated March 27, 2007.

Pursuant to the Fifth Amendment, the termination date of the option term under the Agreement was amended from March 31, 2008 to midnight Las Vegas time June 30, 2008 (the “Option Term”).

In addition, pursuant to the Fifth Amendment, the monthly installment payment of $2,193,750.00 payable by LVTI (the “Carry Option Payment”) on or before October 1, 2007 and then on or before the first day of each month until the earlier of the closing or the expiration of the Option Term was amended to increase the Carry Option Payment to $2,329,167.00 on or before October 1, 2007 and then on or before the first day of each month until the earlier of the closing or March 31, 2008, and to $2,866,667.00 from April 1, 2008 until the earlier of the closing or the Option Term. Pursuant to the Fifth Amendment, if the closing occurs on any day other than the last day of a month and LVTI has paid a Carry Option Payment for that month, then the pro rata portion of the Carry Option Payment applicable to the remaining number of days following the closing until month-end will be applied against the purchase price as a credit under the Agreement.

A copy of the Fifth Amendment is filed as an exhibit to this Report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Fifth Amendment, dated June 4, 2007, to the Option Agreement by and between Sahara Las Vegas Corp., a Nevada corporation, and LVTI LLC, a Delaware limited liability company, dated June 24, 2006, as amended on September 16, 2006, December 15, 2006, March 27, 2007 and March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archon Corporation
(Registrant)

Dated: June 8, 2007	By:	/s/ Paul W. Lowden
	Title:	Paul W. Lowden Chairman of the Board, President and CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fifth Amendment, dated June 4, 2007, to the Option Agreement by and between Sahara Las Vegas Corp., a Nevada corporation, and LVTI LLC, a Delaware limited liability company, dated June 24, 2006, as amended on September 16, 2006, December 15, 2006, March 27, 2007 and March 30, 2007.